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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 27, 2003
                         -------------------------------
                        (Date of earliest event reported)

                       Video Network Communications, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
        Delaware                       000-22235                        52-1707962
------------------------       ------------------------           ----------------------
(State of Incorporation)       (Commission File Number)              (I.R.S. Employer
                                                                  Identification Number)
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             50 International Drive, Portsmouth, New Hampshire 03801
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              (Address of principal executive office and zip code)

                                 (603) 334-6700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

         On January 27, 2003, Video Network Communications, Inc. (the "Company") entered into an asset purchase agreement with Williams Communications, LLC ("WCLLC") and Williams Communications Procurement, LP (together with WCLLC, the "Sellers"), each a wholly owned subsidiary of WilTel Communications Group, Inc., providing for the sale of certain equipment and other assets used by WCLLC in its webcasting business, which business includes the production and distribution of multimedia presentation materials using streaming media technology.

         The purchase agreement provides for a purchase price of $750,000 in cash and the assumption of certain liabilities of the Sellers relating to the ongoing operation of the webcasting business. The Company will use funds from available working capital to pay the purchase price. The liabilities to be assumed include the assumption by the Company of post-closing obligations under a real property lease relating to offices located at 100 William Street, New York, New York.

         Under the purchase agreement, the Sellers will provide customary indemnification to the Company in respect of breaches of the Sellers' representations and covenants and for specified excluded liabilities of the webcasting business, including Sellers' pre-closing liabilities. The obligation of the Sellers to indemnify the Company for losses arising from the Sellers' breach of their representations is subject to a cap on recoverable losses. Generally, the representations and warranties of the Sellers survive for one year following the closing of the transaction.

         The completion of the transaction is subject to certain customary conditions, including the receipt for the Company's benefit of required consents (including the consent of the landlord to the assignment of the lease discussed herein) and the execution of a transition services agreement, a telecommunications services agreement and a webcasting services agreement by the Company and the Sellers. The transaction is expected to close the week of February 3, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VIDEO NETWORK COMMUNICATIONS, INC.

Date: January 30, 2003                    By:   /s/ Carl Muscari
                                                --------------------------------
                                          Name:  Carl Muscari
                                          Title: Chief Executive Officer